The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2026

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q26 vs.				YTD26 vs.
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Selected income statement data
Fee and other revenue	$4,253	$4,252	$4,039	$3,833	$3,845	—%	11%	$12,544	$11,303	11%
Net interest income	1,423	1,446	1,370	1,346	1,236	(2)	15	4,239	3,598	18
Total revenue	5,676	5,698	5,409	5,179	5,081	—	12	16,783	14,901	13
Provision for credit losses	1	(8)	(7)	(26)	(7)	N/M	N/M	(14)	(6)	N/M
Noninterest expense	3,489	3,439	3,400	3,360	3,236	1	8	10,328	9,694	7
Income before income taxes	2,186	2,267	2,016	1,845	1,852	(4)	18	6,469	5,213	24
Provision for income taxes	499	475	386	376	395	5	26	1,360	1,099	24
Net income	$1,687	$1,792	$1,630	$1,469	$1,457	(6)%	16%	$5,109	$4,114	24%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,608	$1,696	$1,562	$1,427	$1,339	(5)%	20%	$4,866	$3,879	25%
Diluted earnings per common share	$2.34	$2.45	$2.24	$2.02	$1.88	(4)%	24%	$7.02	$5.39	30%
Average common shares and equivalents outstanding – diluted (in thousands)	686,913	692,223	698,164	705,140	712,854	(1)%	(4)%	693,005	720,344	(4)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	38.5%	39.8%	37.3%	35.6%	36.4%			38.5%	35.0%
Return on common equity	16.0%	17.2%	16.1%	14.5%	13.7%			16.4%	13.7%
Return on tangible common equity – Non-GAAP (a)	29.0%	31.3%	29.3%	26.6%	25.6%			29.9%	25.9%
Non-U.S. revenue as a percentage of total revenue	36%	37%	36%	36%	35%			36%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)(c)	$63.4	$62.6	$59.4	$59.3	$57.8	1%	10%
Assets under management (“AUM”) (in trillions) (b)	$2.2	$2.2	$2.1	$2.2	$2.1	(2)%	2%
Full-time employees	46,600	46,500	47,200	48,100	49,200	—%	(5)%
Book value per common share	$58.43	$58.82	$57.48	$57.36	$55.99
Tangible book value per common share – Non-GAAP (a)	$32.22	$32.81	$31.75	$31.64	$30.60
Cash dividends per common share	$0.63	$0.53	$0.53	$0.53	$0.53
Common dividend payout ratio	27%	22%	24%	26%	28%
Closing stock price per common share	$144.63	$144.61	$118.63	$116.09	$108.96
Market capitalization	$97,321	$98,118	$81,425	$79,897	$75,983
Common shares outstanding (in thousands)	672,898	678,504	686,379	688,236	697,349

Capital ratios at period end (d)
Common Equity Tier 1 (“CET1”) ratio	10.9%	11.0%	11.0%	11.9%	11.7%
Tier 1 capital ratio	13.1%	13.4%	13.8%	14.6%	14.4%
Total capital ratio	13.8%	14.2%	14.6%	15.4%	15.3%
Tier 1 leverage ratio	5.7%	5.9%	6.0%	6.0%	6.1%
Supplementary leverage ratio (“SLR”)	6.0%	6.3%	6.6%	6.7%	6.7%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 19 for the reconciliation of Non-GAAP measures.

(b) Sept. 30, 2026 information is preliminary.
(c) Includes the AUC/A of CIBC Mellon Trust Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $2.3 trillion at Sept. 30, 2026, $2.2 trillion at June 30, 2026, $2.1 trillion at March 31, 2026, $2.2 trillion at Dec. 31, 2025 and $2.1 trillion at Sept. 30, 2025.

(d) Regulatory capital ratios for Sept. 30, 2026 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Standardized Approach.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions)						3Q26 vs.				YTD26 vs.
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Revenue
Investment services fees	$2,973	$2,909	$2,652	$2,632	$2,585	2%	15%	$8,534	$7,579	13%
Investment management and performance fees	803	796	785	806	782	1	3	2,384	2,279	5
Foreign exchange revenue	198	229	232	171	166	(14)	19	659	535	23
Financing-related fees	66	64	62	53	67	3	(1)	192	178	8
Distribution and servicing fees	38	38	37	36	37	—	3	113	110	3
Total fee revenue	4,078	4,036	3,768	3,698	3,637	1	12	11,882	10,681	11
Investment and other revenue	175	216	271	135	208	N/M	N/M	662	622	N/M
Total fee and other revenue	4,253	4,252	4,039	3,833	3,845	—	11	12,544	11,303	11
Net interest income	1,423	1,446	1,370	1,346	1,236	(2)	15	4,239	3,598	18
Total revenue	5,676	5,698	5,409	5,179	5,081	—	12	16,783	14,901	13
Provision for credit losses	1	(8)	(7)	(26)	(7)	N/M	N/M	(14)	(6)	N/M
Noninterest expense
Staff	1,805	1,785	1,888	1,812	1,745	1	3	5,478	5,347	2
Software and equipment	593	569	556	565	542	4	9	1,718	1,582	9
Professional, legal and other purchased services	474	441	388	429	404	7	17	1,303	1,158	13
Sub-custodian and clearing	168	162	151	139	141	4	19	481	422	14
Net occupancy	141	143	123	143	140	(1)	1	407	408	—
Distribution and servicing	78	76	73	73	68	3	15	227	196	16
Business development	58	68	50	71	45	(15)	29	176	146	21
Bank assessment charges	27	32	24	(22)	6	N/M	N/M	83	66	N/M
Amortization of intangible assets	9	10	9	11	12	(10)	(25)	28	34	(18)
Other	136	153	138	139	133	(11)	2	427	335	27
Total noninterest expense	3,489	3,439	3,400	3,360	3,236	1	8	10,328	9,694	7
Income before income taxes	2,186	2,267	2,016	1,845	1,852	(4)	18	6,469	5,213	24
Provision for income taxes	499	475	386	376	395	5	26	1,360	1,099	24
Net income	1,687	1,792	1,630	1,469	1,457	(6)	16	5,109	4,114	24
Net (income) loss attributable to noncontrolling interests	3	(31)	2	(8)	(12)	N/M	N/M	(26)	(26)	N/M
Preferred stock dividends	(82)	(65)	(70)	(34)	(106)	N/M	N/M	(217)	(209)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,608	$1,696	$1,562	$1,427	$1,339	(5)%	20%	$4,866	$3,879	25%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
EARNINGS PER SHARE AND RELATED INFORMATION

(dollars in millions, except per share amounts; common shares in thousands)						3Q26 vs.				YTD26 vs.
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Basic earnings per share
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,608	$1,696	$1,562	$1,427	$1,339	(5)%	20%	$4,866	$3,879	25%

Average basic common shares outstanding	679,490	686,125	691,178	697,540	705,873	(1)%	(4)%	685,825	714,135	(4)%
Basic earnings per share	$2.37	$2.47	$2.26	$2.04	$1.90	(4)%	25%	$7.09	$5.43	31%

Diluted earnings per share
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,608	$1,696	$1,562	$1,427	$1,339	(5)%	20%	$4,866	$3,879	25%

Average basic common shares outstanding	679,490	686,125	691,178	697,540	705,873	(1)%	(4)%	685,825	714,135	(4)%
Add: Dilutive impact of unvested performance share units and restricted stock units	7,423	6,098	6,986	7,600	6,981	22%	6%	7,180	6,209	16%
Average diluted common shares and equivalents outstanding	686,913	692,223	698,164	705,140	712,854	(1)%	(4)%	693,005	720,344	(4)%
Diluted earnings per share	$2.34	$2.45	$2.24	$2.02	$1.88	(4)%	24%	$7.02	$5.39	30%

Common dividends
Cash dividends per common share	$0.63	$0.53	$0.53	$0.53	$0.53	19%	19%	$1.69	$1.47	15%
Total common stock dividends (a)	$436	$371	$376	$377	$381	18%	14%	$1,183	$1,070	11%
Common dividend payout ratio (b)	27%	22%	24%	26%	28%			24%	28%

Common share repurchases (c)
Total common shares repurchased	5,839	8,016	8,257	9,450	8,276	(27)%	(29)%	22,112	27,327	(19)%
Average price paid per share of common stock	$160.51	$137.62	$119.06	$110.54	$102.53	17%	57%	$136.73	$91.13	50%
Total common share repurchases	$937	$1,103	$983	$1,045	$849	(15)%	10%	3,023	2,490	21%

Total capital returned to common shareholders	$1,373	$1,474	$1,359	$1,422	$1,230	(7)%	12%	$4,206	$3,560	18%
Total payout ratio (b)	85%	87%	87%	100%	92%			86%	92%

Employee issuance
Shares issued related to employee stock-based compensation awards and employee benefit plans	233	141	6,400	337	384	N/M	N/M	6,774	6,996	(3)%
(a) Includes dividend equivalents on share-based awards.
(b) The common dividend payout ratio is based on total common stock dividends. The total payout ratio is based on the total capital returned to common shareholders, which includes total common stock dividends and common shares repurchased.
(c) Includes shares repurchased in the open market and shares repurchased in connection with employee benefit plans. In April 2024, we announced a share repurchase authorization providing for the repurchase of $6.0 billion of common shares. In April 2026, we announced a new share repurchase authorization providing for the repurchase of $10.0 billion of common shares in addition to any remaining capacity under the existing April 2024 authorization.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2026			2025
(dollars in millions)	Sept. 30	June 30	March 31 (a)	Dec. 31	Sept. 30
Assets
Cash and due from banks	$6,736	$7,483	$6,390	$5,111	$5,055
Interest-bearing deposits with the Federal Reserve and other central banks	110,488	139,400	170,202	116,009	106,368
Interest-bearing deposits with banks	11,160	12,276	13,544	10,397	11,027
Federal funds sold and securities purchased under resale agreements	50,833	48,937	43,660	44,892	41,863
Investment securities	151,984	155,656	155,615	150,200	149,528
Trading assets	18,776	16,836	16,488	14,276	13,625
Loans	89,163	88,741	101,261	80,615	75,195
Allowance for loan losses	(220)	(222)	(237)	(245)	(272)
Net loans	88,943	88,519	101,024	80,370	74,923
Premises and equipment	4,123	3,910	3,796	3,581	3,549
Accrued interest receivable	1,475	1,473	1,402	1,435	1,426
Goodwill	16,728	16,731	16,734	16,767	16,773
Intangible assets	2,791	2,800	2,809	2,822	2,834
Other assets	29,947	30,998	29,853	26,440	28,341
Total assets	$493,984	$525,019	$561,517	$472,300	$455,312
Liabilities
Deposits	$335,446	$370,541	$417,080	$331,894	$314,697
Federal funds purchased and securities sold under repurchase agreements	25,106	26,114	19,506	18,992	16,585
Trading liabilities	6,854	5,299	4,747	6,135	3,499
Payables to customers and broker-dealers	23,270	25,734	24,754	21,872	23,638
Commercial paper	6,845	4,816	1,002	2,003	2,364
Other borrowed funds	1,005	401	175	422	283
Accrued taxes and other expenses	5,045	4,906	4,449	5,544	4,920
Other liabilities	12,971	11,492	11,903	8,757	12,678
Long-term debt	33,308	30,368	32,582	31,873	32,287
Total liabilities	449,850	479,671	516,198	427,492	410,951
Temporary equity
Redeemable noncontrolling interests	92	84	81	87	111
Permanent equity
Preferred stock	4,259	4,754	5,331	4,836	4,836
Common stock	14	14	14	14	14
Additional paid-in capital	30,485	30,348	30,142	29,907	29,795
Retained earnings	50,079	48,907	47,582	46,396	45,346
Accumulated other comprehensive loss, net of tax	(4,412)	(3,455)	(3,496)	(3,035)	(3,362)
Less: Treasury stock, at cost	(36,850)	(35,904)	(34,790)	(33,805)	(32,750)
Total The Bank of New York Mellon Corporation shareholders’ equity	43,575	44,664	44,783	44,313	43,879
Nonredeemable noncontrolling interests of consolidated investment management funds	467	600	455	408	371
Total permanent equity	44,042	45,264	45,238	44,721	44,250
Total liabilities, temporary equity and permanent equity	$493,984	$525,019	$561,517	$472,300	$455,312
(a) The spot balance sheet on March 31, 2026, was temporarily elevated reflecting a single-day increase in deposits, interest-bearing deposits with the Federal Reserve and other central banks and overnight loans as a result of delayed processing of certain payments.

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q26 vs.				YTD26 vs.
(dollars in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Investment services fees	$2,973	$2,909	$2,652	$2,632	$2,585	2%	15%	$8,534	$7,579	13%
Investment management and performance fees:
Investment management fees (a)	801	793	784	792	776	1	3	2,378	2,258	5
Performance fees	2	3	1	14	6	N/M	N/M	6	21	N/M
Total investment management and performance fees (b)	803	796	785	806	782	1	3	2,384	2,279	5
Foreign exchange revenue	198	229	232	171	166	(14)	19	659	535	23
Financing-related fees	66	64	62	53	67	3	(1)	192	178	8
Distribution and servicing fees	38	38	37	36	37	—	3	113	110	3
Total fee revenue	4,078	4,036	3,768	3,698	3,637	1	12	11,882	10,681	11
Investment and other revenue:
Income (loss) from consolidated investment management funds	(5)	60	(6)	19	23	N/M	N/M	49	64	N/M
Seed capital gains (losses) (c)	2	12	(3)	4	8	N/M	N/M	11	10	N/M
Other trading revenue	72	59	94	76	73	N/M	N/M	225	203	N/M
Renewable energy investment gains	12	11	44	6	19	N/M	N/M	67	49	N/M
Corporate/bank-owned life insurance	48	43	48	51	41	N/M	N/M	139	114	N/M
Other investments gains (losses) (d)	25	19	108	(43)	7	N/M	N/M	152	57	N/M
Disposal gains (losses)	—	—	—	—	12	N/M	N/M	—	52	N/M
Expense reimbursements from joint venture	41	31	32	35	36	N/M	N/M	104	101	N/M
Other income	5	6	4	2	19	N/M	N/M	15	37	N/M
Net investment securities gains (losses)	(25)	(25)	(50)	(15)	(30)	N/M	N/M	(100)	(65)	N/M
Total investment and other revenue	175	216	271	135	208	N/M	N/M	662	622	N/M
Total fee and other revenue	$4,253	$4,252	$4,039	$3,833	$3,845	—%	11%	$12,544	$11,303	11%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees increased 3% (Non-GAAP) compared with 3Q25. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 19 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q26			2Q26			1Q26			4Q25			3Q25
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$87,820	3.26%		$89,954	3.17%		$97,886	3.19%		$97,489	3.38%		$94,533	3.69%
Interest-bearing deposits with banks	11,789	2.43		12,657	2.49		12,049	2.30		11,440	2.53		10,980	2.97
Federal funds sold and securities purchased under resale agreements	46,756	19.11	(a)	45,056	23.13	(a)	42,848	24.29	(a)	43,363	26.99	(a)	40,885	30.66	(a)
Investment securities:
U.S. government obligations	35,930	3.68		36,407	3.59		34,521	3.50		33,726	3.49		31,754	3.59
U.S. government agency obligations	64,244	3.54		65,096	3.43		63,975	3.29		61,578	3.29		61,174	3.40
Other securities	54,278	3.66		54,853	3.50		55,405	3.45		55,119	3.54		54,986	3.61
Total investment securities	154,452	3.61		156,356	3.49		153,901	3.39		150,423	3.43		147,914	3.52
Trading securities (b)	8,896	4.47		8,025	4.51		8,568	4.26		7,896	4.82		7,489	5.02
Loans	86,791	5.22		85,587	5.10		81,058	5.09		76,678	5.46		72,692	5.80
Total interest-earning assets (b)	$396,504	5.70%		$397,635	5.98%		$396,310	5.94%		$387,289	6.46%		$374,493	6.98%
Noninterest-earning assets	67,545			67,135			65,618			63,924			62,998
Total assets	$464,049			$464,770			$461,928			$451,213			$437,491

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$257,886	2.43%		$259,221	2.33%		$263,497	2.39%		$258,640	2.58%		$248,016	2.90%
Federal funds purchased and securities sold under repurchase agreements	25,806	30.97	(a)	28,629	33.52	(a)	19,457	47.90	(a)	18,105	57.66	(a)	16,242	69.11	(a)
Trading liabilities	3,562	4.06		2,271	4.47		2,565	4.17		2,839	4.03		3,333	4.40
Payables to customers and broker-dealers	18,283	4.02		17,957	3.72		17,636	3.47		16,764	4.02		16,434	4.34
Commercial paper	5,249	4.09		1,772	4.13		1,945	3.97		2,310	4.32		3,268	4.63
Other borrowed funds	360	4.59		415	4.24		325	5.01		339	4.57		243	4.63
Long-term debt	31,909	4.95		31,029	4.88		32,542	4.93		32,135	5.09		32,503	5.53
Total interest-bearing liabilities	$343,055	4.94%		$341,294	5.28%		$337,967	5.34%		$331,132	5.94%		$320,039	6.64%
Total noninterest-bearing deposits	53,189			54,815			54,949			51,842			51,310
Other noninterest-bearing liabilities	22,546			23,330			24,116			23,858			21,674
Total The Bank of New York Mellon Corporation shareholders’ equity	44,779			44,809			44,432			43,978			43,974
Noncontrolling interests	480			522			464			403			494
Total liabilities and equity	$464,049			$464,770			$461,928			$451,213			$437,491
Net interest margin		1.43%			1.45%			1.38%			1.38%			1.31%
Net interest margin (FTE) – Non-GAAP (c)		1.43%			1.45%			1.38%			1.38%			1.31%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $190 billion for 3Q26, $234 billion for 2Q26, $233 billion for 1Q26, $242 billion for 4Q25 and $241 billion for 3Q25. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 3.78% for 3Q26, 3.74% for 2Q26, 3.78% for 1Q26, 4.11% for 4Q25 and 4.45% for 3Q25. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 3.70% for 3Q26, 3.66% for 2Q26, 3.70% for 1Q26, 4.02% for 4Q25 and 4.36% for 3Q25. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 19 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2026			2025
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Consolidated regulatory capital ratios: (a)
Standardized Approach:
CET1 capital	$20,967	$21,564	$21,108	$21,086	$20,645
Tier 1 capital	25,217	26,311	26,435	25,909	25,471
Total capital	26,547	27,792	27,927	27,390	27,079
Risk-weighted assets	191,765	196,108	191,849	177,677	176,432

CET1 ratio	10.9%	11.0%	11.0%	11.9%	11.7%
Tier 1 capital ratio	13.1	13.4	13.8	14.6	14.4
Total capital ratio	13.8	14.2	14.6	15.4	15.3

Advanced Approaches:
CET1 capital	$20,967	$21,564	$21,108	$21,086	$20,645
Tier 1 capital	25,217	26,311	26,435	25,909	25,471
Total capital	26,207	27,453	27,580	27,046	26,734
Risk-weighted assets	175,578	174,050	166,468	162,418	168,841

CET1 ratio	11.9%	12.4%	12.7%	13.0%	12.2%
Tier 1 capital ratio	14.4	15.1	15.9	16.0	15.1
Total capital ratio	14.9	15.8	16.6	16.7	15.8

Tier 1 leverage ratio: (a)
Average assets for Tier 1 leverage ratio	$445,660	$446,398	$443,556	$432,803	$419,077
Tier 1 leverage ratio	5.7%	5.9%	6.0%	6.0%	6.1%

SLR: (a)
Leverage exposure	$420,786	$416,773	$402,251	$388,529	$377,728
SLR	6.0%	6.3%	6.6%	6.7%	6.7%

Average liquidity coverage ratio (a)	111%	111%	111%	112%	112%
Average net stable funding ratio (a)	129%	130%	131%	130%	130%
(a) Regulatory capital and liquidity ratios for Sept. 30, 2026 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Standardized Approach.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q26 vs.				YTD26 vs.
(dollars in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Revenue:
Investment services fees:
Asset Servicing	$1,264	$1,209	$1,170	$1,146	$1,129	5%	12%	$3,643	$3,261	12%
Issuer Services	449	463	278	331	313	(3)	43	1,190	956	24
Total investment services fees	1,713	1,672	1,448	1,477	1,442	2	19	4,833	4,217	15
Foreign exchange revenue	171	203	196	142	143	(16)	20	570	454	26
Other fees (a)	78	77	74	68	73	1	7	229	198	16
Total fee revenue	1,962	1,952	1,718	1,687	1,658	1	18	5,632	4,869	16
Investment and other revenue	93	94	203	62	119	N/M	N/M	390	353	N/M
Total fee and other revenue	2,055	2,046	1,921	1,749	1,777	—	16	6,022	5,222	15
Net interest income	765	782	757	735	670	(2)	14	2,304	1,975	17
Total revenue	2,820	2,828	2,678	2,484	2,447	—	15	8,326	7,197	16
Provision for credit losses	4	(5)	(11)	(13)	(3)	N/M	N/M	(12)	(8)	N/M
Total noninterest expense	1,808	1,722	1,648	1,651	1,639	5	10	5,178	4,813	8
Income before income taxes	$1,008	$1,111	$1,041	$846	$811	(9)%	24%	$3,160	$2,392	32%

Total revenue by line of business:
Asset Servicing	$2,130	$2,121	$2,170	$1,932	$1,903	—%	12%	$6,421	$5,535	16%
Issuer Services	690	707	508	552	544	(2)	27	1,905	1,662	15
Total revenue by line of business	$2,820	$2,828	$2,678	$2,484	$2,447	—%	15%	$8,326	$7,197	16%

Financial ratios:
Pre-tax operating margin	35.8%	39.3%	38.9%	34.1%	33.1%			38.0%	33.2%

Memo: Securities lending revenue (b)	$92	$78	$72	$69	$62	18%	48%	$242	$170	42%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q26 vs.				YTD26 vs.
(dollars in millions, unless otherwise noted)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Selected balance sheet data:
Average loans	$12,534	$13,180	$12,265	$11,439	$10,706	(5)%	17%	$12,661	$11,124	14%
Average assets (a)	$214,879	$214,794	$218,500	$211,728	$201,965	—%	6%	$216,044	$200,843	8%
Average deposits	$191,647	$194,183	$197,789	$192,771	$183,070	(1)%	5%	$194,517	$181,608	7%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$45.9	$45.3	$42.7	$42.7	$41.5	1%	11%
Market value of securities on loan at period end (in billions) (d)	$630	$645	$629	$604	$554	(2)%	14%

Issuer Services
Total debt serviced at period end (in trillions)	$15.4	$15.2	$15.0	$14.8	$14.5	1%	6%
Number of Depositary Receipts programs at period end	1,670	1,655	1,632	1,614	1,601	1%	4%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2026 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $2.3 trillion at Sept. 30, 2026, $2.2 trillion at June 30, 2026, $2.1 trillion at March 31, 2026, $2.2 trillion at Dec. 31, 2025 and $2.1 trillion at Sept. 30, 2025.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $72 billion at Sept. 30, 2026, $71 billion at June 30, 2026, $73 billion at March 31, 2026, $74 billion at Dec. 31, 2025 and $81 billion at Sept. 30, 2025.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q26 vs.				YTD26 vs.
(dollars in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Revenue:
Investment services fees:
Wealth Solutions	$554	$551	$544	$518	$520	1%	7%	$1,649	$1,560	6%
Payments and Trade	232	224	220	212	214	4	8	676	632	7
Clearance and Collateral Management	464	453	430	417	398	2	17	1,347	1,145	18
Total investment services fees	1,250	1,228	1,194	1,147	1,132	2	10	3,672	3,337	10
Foreign exchange revenue	31	34	36	28	31	(9)	—	101	90	12
Other fees (a)	72	71	70	65	70	1	3	213	198	8
Total fee revenue	1,353	1,333	1,300	1,240	1,233	2	10	3,986	3,625	10
Investment and other revenue	24	26	21	9	22	N/M	N/M	71	79	N/M
Total fee and other revenue	1,377	1,359	1,321	1,249	1,255	1	10	4,057	3,704	10
Net interest income	607	611	571	569	524	(1)	16	1,789	1,527	17
Total revenue	1,984	1,970	1,892	1,818	1,779	1	12	5,846	5,231	12
Provision for credit losses	1	(2)	(6)	(7)	(3)	N/M	N/M	(7)	(5)	N/M
Total noninterest expense	963	948	937	951	912	2	6	2,848	2,705	5
Income before income taxes	$1,020	$1,024	$961	$874	$870	—%	17%	$3,005	$2,531	19%

Total revenue by line of business:
Wealth Solutions	$813	$806	$783	$754	$741	1%	10%	$2,402	$2,223	8%
Payments and Trade	579	571	545	524	510	1	14	1,695	1,477	15
Clearance and Collateral Management	592	593	564	540	528	—	12	1,749	1,531	14
Total revenue by line of business	$1,984	$1,970	$1,892	$1,818	$1,779	1%	12%	$5,846	$5,231	12%

Financial ratios:
Pre-tax operating margin	51.4%	52.0%	50.8%	48.1%	48.9%			51.4%	48.4%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q26 vs.				YTD26 vs.
(dollars in millions, unless otherwise noted)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Selected balance sheet data:
Average loans	$57,671	$56,258	$52,921	$49,613	$46,278	3%	25%	$55,634	$44,520	25%
Average assets (a)	$151,049	$148,791	$147,689	$145,105	$137,592	2%	10%	$149,189	$134,338	11%
Average deposits	$103,556	$102,606	$103,043	$101,776	$97,508	1%	6%	$103,070	$95,350	8%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$17.1	$16.9	$16.5	$16.2	$16.0	1%	7%

Wealth Solutions
AUC/A at period end (in trillions) (b)	$3.6	$3.6	$3.3	$3.3	$3.2	—%	13%
Net new assets (U.S. platform) (in billions) (d)	$48	$25	$22	$51	$3	N/M	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	299	391	352	285	269	(24)%	11%
Average active clearing accounts (in thousands)	8,832	8,730	8,601	8,487	8,387	1%	5%

Payments and Trade
Average daily U.S. dollar payment volumes	257,345	260,275	257,960	258,080	246,286	(1)%	4%

Clearance and Collateral Management
Average collateral balances (in billions)	$8,263	$8,199	$7,783	$7,453	$7,275	1%	14%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2026 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Wealth Solutions lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						3Q26 vs.				YTD26 vs.
(dollars in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	YTD26	YTD25	YTD25
Revenue:
Investment management fees	$802	$793	$785	$793	$776	1%	3%	$2,380	$2,259	5%
Performance fees	2	3	1	14	6	N/M	N/M	6	21	N/M
Investment management and performance fees (a)	804	796	786	807	782	1	3	2,386	2,280	5
Distribution and servicing fees	70	71	70	69	69	(1)	1	211	206	2
Other fees (b)	(84)	(87)	(83)	(84)	(78)	N/M	N/M	(254)	(229)	N/M
Total fee revenue	790	780	773	792	773	1	2	2,343	2,257	4
Investment and other revenue (c)	8	29	(1)	11	10	N/M	N/M	36	24	N/M
Total fee and other revenue (c)	798	809	772	803	783	(1)	2	2,379	2,281	4
Net interest income	59	54	53	51	41	9	44	166	123	35
Total revenue	857	863	825	854	824	(1)	4	2,545	2,404	6
Provision for credit losses	(3)	(5)	9	3	—	N/M	N/M	1	2	N/M
Total noninterest expense	655	686	726	703	640	(5)	2	2,067	2,007	3
Income before income taxes	$205	$182	$90	$148	$184	13%	11%	$477	$395	21%

Total revenue by line of business:
Investment Management	$562	$577	$550	$577	$559	(3)%	1%	$1,689	$1,620	4%
Wealth Management	295	286	275	277	265	3	11	856	784	9
Total revenue by line of business	$857	$863	$825	$854	$824	(1)%	4%	$2,545	$2,404	6%

Financial ratios:
Pre-tax operating margin	23.9%	21.1%	10.9%	17.3%	22.3%			18.7%	16.4%

Selected balance sheet data:
Average loans	$14,807	$14,410	$14,233	$13,931	$14,143	3%	5%	$14,485	$13,892	4%
Average assets (d)	$27,964	$27,508	$27,261	$26,948	$27,247	2%	3%	$27,580	$26,924	2%
Average deposits	$9,690	$9,691	$9,592	$9,453	$9,201	—%	5%	$9,658	$9,442	2%
(a) On a constant currency basis, investment management and performance fees increased 3% (Non-GAAP) compared with 3Q25. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 19 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							3Q26 vs.					YTD26 vs.
(dollars in billions)	3Q26	2Q26	1Q26	4Q25	3Q25		2Q26	3Q25	YTD26	YTD25		YTD25
AUM by product type: (a)(b)
Equity	$180	$184	$172	$179	$180		(2)%	—%
Fixed income	269	267	261	262	257		1	5
Index	556	549	497	517	512		1	9
Liability-driven investments	502	523	530	539	537		(4)	(7)
Multi-asset and alternative investments	192	193	181	186	181		(1)	6
Cash	488	510	485	495	475		(4)	3
Total AUM	$2,187	$2,226	$2,126	$2,178	$2,142		(2)%	2%

Changes in AUM: (a)(b)
Beginning balance of AUM	$2,226	$2,126	$2,178	$2,142	$2,106				$2,178	$2,029
Net inflows (outflows):
Long-term strategies:
Equity	(5)	(6)	(4)	(4)	(8)				(15)	(14)
Fixed income	9	9	3	5	7				21	14
Liability-driven investments	3	(14)	1	(15)	(23)				(10)	(22)
Multi-asset and alternative investments	(1)	(1)	—	(1)	(1)				(2)	(7)
Total long-term active strategies inflows (outflows)	6	(12)	—	(15)	(25)				(6)	(29)
Index	4	(9)	(7)	(8)	(8)				(12)	(41)
Total long-term strategies inflows (outflows)	10	(21)	(7)	(23)	(33)				(18)	(70)
Short-term strategies:
Cash	(22)	24	(10)	20	34				(8)	36
Total net inflows (outflows)	(12)	3	(17)	(3)	1				(26)	(34)
Net market impact	(27)	94	(23)	40	30				44	75
Net currency impact	—	3	(12)	(1)	(10)				(9)	57
Other	—	—	—	—	15	(c)			—	15	(c)
Ending balance of AUM	$2,187	$2,226	$2,126	$2,178	$2,142		(2)%	2%	$2,187	$2,142		2%

Wealth Management client assets (a)(d)	$354	$348	$339	$350	$348		2%	2%
(a) Sept. 30, 2026 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects a change in methodology beginning in the third quarter of 2025 to include assets under advisement.
(d) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	YTD26	YTD25
Revenue:
Fee revenue	$(27)	$(29)	$(23)	$(21)	$(27)	$(79)	$(70)
Investment and other revenue	53	36	50	45	45	139	140
Total fee and other revenue	26	7	27	24	18	60	70
Net interest income (expense)	(8)	(1)	(11)	(9)	1	(20)	(27)
Total revenue	18	6	16	15	19	40	43
Provision for credit losses	(1)	4	1	(9)	(1)	4	5
Noninterest expense	63	83	89	55	45	235	169
Loss before income taxes	$(44)	$(81)	$(74)	$(31)	$(25)	$(199)	$(131)

Selected balance sheet data:
Average loans and leases	$1,779	$1,739	$1,639	$1,695	$1,565	$1,720	$1,684
Average assets	$70,157	$73,677	$68,478	$67,432	$70,687	$70,777	$68,622

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2026	3Q26 change in unrealized gain (loss)	Sept. 30, 2026			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
			Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$49,595	$(1,728)	$51,491	$47,158		92%	$(4,333)		30%	100%	—%	—%	—%	—%
U.S. Treasury	35,851	(183)	35,473	35,024		99	(449)		46	100	—	—	—	—
Non-U.S. government (d)	32,911	(303)	32,585	32,142		99	(443)		26	83	17	—	—	—
CLOs	8,846	(1)	9,118	9,121		100	3		100	100	—	—	—	—
Foreign covered bonds	8,571	(95)	8,798	8,680		99	(118)		41	100	—	—	—	—
Agency commercial MBS	9,253	(102)	8,940	8,614		96	(326)		45	100	—	—	—	—
U.S. government agencies	3,875	(31)	3,769	3,566		95	(203)		30	100	—	—	—	—
Non-agency commercial MBS	1,967	(14)	1,894	1,798		95	(96)		48	100	—	—	—	—
Non-agency RMBS	1,524	(8)	1,607	1,486		92	(121)		61	100	—	—	—	—
Other asset-backed securities	313	3	232	214		92	(18)		27	100	—	—	—	—
Other debt securities	11	(1)	11	10		91	(1)		—	—	—	—	—	100
Total investment securities	$152,717	$(2,463)	$153,918	$147,813	(e)	96%	$(6,105)	(f)	39%	96%	4%	—%	—%	—%
(a) Amortized cost includes the impact of hedged item basis adjustments, which was a net decrease of $2,637 million, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) The fair value of available-for-sale securities totaled $105,252 million at Sept. 30, 2026, or 71% of the investment securities portfolio. The fair value of the held-to-maturity securities totaled $42,561 million at Sept. 30, 2026, or 29% of the investment securities portfolio.

(f) At Sept. 30, 2026, includes a pre-tax net unrealized loss of $1,934 million related to available-for-sale securities, net of hedges, and $4,171 million related to held-to-maturity securities. The after-tax unrealized loss, net of hedges, related to available-for-sale securities was $1,468 million, and the after-tax unrealized loss related to held-to-maturity securities was $3,180 million.
Note: At Sept. 30, 2026, the accretable purchase discount relating to investment securities was $2,936 million. Including the discontinued hedges, net accretion was $160 million in 3Q26.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2026			2025
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$222	$237	$245	$272	$275
Allowance for lending-related commitments	90	85	74	63	70
Allowance for other financial instruments (a)	27	25	25	33	34
Allowance for credit losses – beginning of period	$339	$347	$344	$368	$379

Net (charge-offs) recoveries:
Charge-offs	—	(1)	(1)	—	(5)
Recoveries	—	1	11	2	1
Total net (charge-offs) recoveries	—	—	10	2	(4)
Provision for credit losses (b)	1	(8)	(7)	(26)	(7)
Allowance for credit losses – end of period	$340	$339	$347	$344	$368

Allowance for credit losses – end of period:
Allowance for loan losses	$220	$222	$237	$245	$272
Allowance for lending-related commitments	94	90	85	74	63
Allowance for other financial instruments (a)	26	27	25	25	33
Allowance for credit losses – end of period	$340	$339	$347	$344	$368

Allowance for loan losses as a percentage of total loans	0.25%	0.25%	0.23%	0.30%	0.36%

Nonperforming assets	$37	$33	$69	$143	$160
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Note:
Returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q26	2Q26	1Q26	4Q25	3Q25	YTD26	YTD25
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,608	$1,696	$1,562	$1,427	$1,339	$4,866	$3,879
Add: Amortization of intangible assets	9	10	9	11	12	28	34
Less: Tax impact of amortization of intangible assets	2	3	2	3	3	7	8
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,615	$1,703	$1,569	$1,435	$1,348	$4,887	$3,905

Average common shareholders’ equity	$39,756	$39,535	$39,448	$39,142	$38,626	$39,580	$37,839
Less: Average goodwill	16,764	16,768	16,774	16,777	16,787	16,769	16,718
Average intangible assets	2,802	2,809	2,819	2,827	2,842	2,810	2,847
Add: Deferred tax liability – tax deductible goodwill	1,225	1,225	1,226	1,227	1,236	1,225	1,236
Deferred tax liability – intangible assets	657	659	660	662	665	657	665
Average tangible common shareholders’ equity – Non-GAAP	$22,072	$21,842	$21,741	$21,427	$20,898	$21,883	$20,175

Return on common equity – GAAP	16.0%	17.2%	16.1%	14.5%	13.7%	16.4%	13.7%
Return on tangible common equity – Non-GAAP	29.0%	31.3%	29.3%	26.6%	25.6%	29.9%	25.9%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2026			2025
(dollars in millions, except common shares and unless otherwise noted)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
The Bank of New York Mellon Corporation shareholders’ equity at period end – GAAP	$43,575	$44,664	$44,783	$44,313	$43,879
Less: Preferred stock	4,259	4,754	5,331	4,836	4,836
The Bank of New York Mellon Corporation common shareholders’ equity at period end – GAAP	39,316	39,910	39,452	39,477	39,043
Less: Goodwill	16,728	16,731	16,734	16,767	16,773
Intangible assets	2,791	2,800	2,809	2,822	2,834
Add: Deferred tax liability – tax deductible goodwill	1,225	1,225	1,226	1,227	1,236
Deferred tax liability – intangible assets	657	659	660	662	665
The Bank of New York Mellon Corporation tangible common shareholders’ equity at period end – Non-GAAP	$21,679	$22,263	$21,795	$21,777	$21,337

Period-end common shares outstanding (in thousands)	672,898	678,504	686,379	688,236	697,349

Book value per common share – GAAP	$58.43	$58.82	$57.48	$57.36	$55.99
Tangible book value per common share – Non-GAAP	$32.22	$32.81	$31.75	$31.64	$30.60

Net interest margin reconciliation
(dollars in millions)	3Q26	2Q26	1Q26	4Q25	3Q25
Net interest income – GAAP	$1,423	$1,446	$1,370	$1,346	$1,236
Add: Tax equivalent adjustment	1	—	—	—	—
Net interest income (FTE) – Non-GAAP	$1,424	$1,446	$1,370	$1,346	$1,236

Average interest-earning assets	$396,504	$397,635	$396,310	$387,289	$374,493

Net interest margin – GAAP (a)	1.43%	1.45%	1.38%	1.38%	1.31%
Net interest margin (FTE) – Non-GAAP (a)	1.43%	1.45%	1.38%	1.38%	1.31%
(a) Net interest margin is annualized.

Constant currency reconciliations			3Q26 vs.
(dollars in millions)	3Q26	3Q25	3Q25
Consolidated:
Investment management and performance fees – GAAP	$803	$782	3%
Impact of changes in foreign currency exchange rates	—	(1)
Adjusted investment management and performance fees – Non-GAAP	$803	$781	3%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$804	$782	3%
Impact of changes in foreign currency exchange rates	—	(1)
Adjusted investment management and performance fees – Non-GAAP	$804	$781	3%